UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive, Lisle Illinois 60532

(Address of Principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Amendment to ABL Facility

On July 3, 2014, Navistar, Inc. (the “Borrower”) entered into an Amendment No. 2 (the “ABL Amendment”) to (a) the Amended and Restated ABL Credit Agreement (as amended by Amendment No. 1, dated April 2, 2013, the “ABL Credit Agreement”), dated as of August 17, 2012, among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (the “ABL Agent”), and (b) the Amended and Restated Security Agreement, dated as of August 17, 2012 (as amended by Amendment No. 1, dated April 2, 2013, the “ABL Security Agreement”), between the Borrower and the ABL Agent, pursuant to which (i) the borrowing base was amended to remove used truck inventory, (ii) the calculation of availability was revised to include cash collateral posted to support outstanding designated letters of credit, subject to a $40,000,000 cap, and (iii) the cash management provisions were amended to reflect intercreditor arrangements with respect to a proposed financing with Navistar Financial Corporation secured by a first priority lien on used truck inventory (and certain related assets). In connection with the removal of used truck inventory from the borrowing base, certain adjustments were made to the covenants to reflect that such assets were no longer included in the borrowing base. The ABL amendment also provides for a 1.00% reduction in the amount of the participation fee with respect to designated letters of credit in the event that all outstanding letters of credit are in excess of $50,000,000, such reduction applying only to the portion of designated letters of credit in excess of $50,000,000 for all outstanding letters of credit. The Borrower paid a fee of $175,000 to its asset based lenders in connection with the ABL Amendment.

The foregoing description of the ABL Amendment is qualified in its entirety by reference to the ABL Amendment, which is filed as Exhibit 10.1 and incorporated by reference herein. The ABL Amendment had no impact on the aggregate commitment level under the ABL Credit Agreement, which remains at $175,000,000.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment No. 2 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated July 3, 2014, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Walter G. Borst
Date: July 23, 2014	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment No. 2 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated July 3, 2014, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent.